EXHIBIT 99.1

   Accrued Interest Date:                              Collection Period Ending:
   27-Dec-05                                                          31-Dec-05

   Distribution Date:      BMW Vehicle Owner Trust 2005-A              Period #
   25-Jan-06               ------------------------------                    10


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   Balances
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
                                                                             Initial              Period End
       Receivables                                                       $1,500,000,024        $1,017,882,186
       Reserve Account                                                       $7,194,411            $7,194,411
       Yield Supplement Overcollateralization                               $61,117,886           $41,526,723
       Overcollateralization                                                       $137            $9,891,810
       Class A-1 Notes                                                     $324,000,000                    $0
       Class A-2 Notes                                                     $457,000,000          $308,581,652
       Class A-3 Notes                                                     $361,000,000          $361,000,000
       Class A-4 Notes                                                     $264,507,000          $264,507,000
       Class B Notes                                                        $32,375,000           $32,375,000

   Current Collection Period
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       Beginning Receivables Outstanding                                 $1,061,259,699
       Collections
           Principal Collections
               Receipts of Scheduled Principal                              $26,472,752
               Receipts of Pre-Paid Principal                               $15,869,708
               Liquidation Proceeds                                            $405,060
               Principal Balance Allocable to Gross Charge-offs                $629,994
           Total Principal Reduction                                        $43,377,514

           Interest Collections
               Receipts of Interest                                          $5,346,790
               Servicer Advances                                                     $0
               Reimbursement of Previous Servicer Advances                     ($13,793)
               Accrued Interest on Purchased Receivables                             $0
               Recoveries                                                       $52,446
               Net Investment Earnings                                          $25,507
           Total Interest Collections                                        $5,410,951

       Total Collections                                                    $48,158,471

       Ending Receivables Outstanding                                    $1,017,882,186

   Servicer Advance Amounts
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       Beginning Period Unreimbursed Previous Servicer Advance                  $94,957
       Current Period Servicer Advance                                               $0
       Current Reimbursement of Previous Servicer Advance                      ($13,793)
       Ending Period Unreimbursed Previous Servicer Advances                    $81,164

   Collection Account
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       Deposits to Collection Account                                       $48,158,471

       Distribution Amounts Due
           Servicing Fees Due                                                  $884,383
           Class A Noteholder Interest Distribution Due                      $3,224,529
           First Priority Principal Distribution Due                                 $0
           Class B Noteholder Interest Distribution Due                        $119,518
           Second Priority Principal Distribution Due                       $30,953,982
           Reserve Account Deposit Due                                               $0
           Regular Principal Distribution Due                                $9,891,810
           Unpaid Trustee Fees Due                                                   $0

           Amounts Paid to the Servicer                                        $884,383
           Amounts Deposited into Note Distribution Account                 $44,189,839
           Amounts Deposited into Reserve Account                                    $0
           Excess Funds Released to Depositor                                $3,084,249
       Total Distributions from Collection Account                          $48,158,471


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   Excess Funds Released to the Depositor
   ---------------------------------------------------------------------------------------------------------------------------------
           Release from Reserve Account                                        $0
           Release from Collection Account                             $3,084,249
       Total Excess Funds Released to the Depositor                    $3,084,249

   Note Distribution Account
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       Amount Deposited from the Collection Account                   $44,189,839
       Interest Distribution to Noteholders                            $3,344,046
       Principal Distribution to Noteholders                          $40,845,792
       Amount Deposited from the Reserve Account                               $0
       Amount Paid to Noteholders                                     $44,189,839

   Distributions
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       Interest Distributable Amount                                  Current Int            Per $1,000
       Class A-1 Notes                                                         $0                 $0.00
       Class A-2 Notes                                                 $1,065,754                 $3.05
       Class A-3 Notes                                                 $1,215,367                 $3.37
       Class A-4 Notes                                                   $943,408                 $3.57
       Class B Notes                                                     $119,518                 $3.69

       Monthly Principal Distributable Amount                     Current Payment        Ending Balance     Per $1,000      Factor
       Class A-1 Notes                                                         $0                    $0       #DIV/0!      #DIV/0!
       Class A-2 Notes                                                $40,845,792          $308,581,652       $116.89       88.31%
       Class A-3 Notes                                                         $0          $361,000,000         $0.00      100.00%
       Class A-4 Notes                                                         $0          $264,507,000         $0.00      100.00%
       Class B Notes                                                           $0           $32,375,000         $0.00      100.00%

   Carryover Shortfalls
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                                                                           Prior
                                                                      Period Carryover       Current Payment         Per $1,000
       Class A-1 Interest Carryover Shortfall                                  $0                    $0                   $0
       Class A-2 Interest Carryover Shortfall                                  $0                    $0                   $0
       Class A-3 Interest Carryover Shortfall                                  $0                    $0                   $0
       Class A-4 Interest Carryover Shortfall                                  $0                    $0                   $0
       Class B Interest Carryover Shortfall                                    $0                    $0                   $0


   Receivables Data
   ---------------------------------------------------------------------------------------------------------------------------------

                                                                 Beginning Period            Ending Period
       Number of Contracts                                                 53,151                51,779
       Weighted Average Remaining Term                                      44.13                 43.24
       Weighted Average Annual Percentage Rate                              4.33%                 4.31%

       Delinquencies Aging Profile End of Period                    Dollar Amount            Percentage
           Current                                                   $927,051,601                91.08%
           1-29 days                                                  $74,232,130                 7.29%
           30-59 days                                                 $12,844,507                 1.26%
           60-89 days                                                  $2,363,322                 0.23%
           90-119 days                                                   $686,621                 0.07%
           120+ days                                                     $704,005                 0.07%
           Total                                                   $1,017,882,186               100.00%
           Delinquent Receivables +30 days past due                   $16,598,455                 1.63%


       Write-offs
           Gross Principal Write-Offs for Current Period                 $629,994
           Recoveries for Current Period                                  $52,446
           Net Write-Offs for Current Period                             $577,547

           Cumulative Realized Losses                                  $1,949,587


       Repossessions                                                Dollar Amount                 Units
           Beginning Period Repossessed Receivables Balance            $1,531,678                    61
           Ending Period Repossessed Receivables Balance               $1,558,410                    60
           Principal Balance of 90+ Day Repossessed Vehicles             $180,282                     7


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   Yield Supplement Overcollateralization
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       Beginning Period Required Amount                                     $43,330,911
       Beginning Period Amount                                              $43,330,911
       Current Distribution Date Required Amount                            $41,526,723
       Current Period Release                                                $1,804,188
       Ending Period Amount                                                 $41,526,723
       Next Distribution Date Required Amount                               $39,757,899

   Reserve Account
   ---------------------------------------------------------------------------------------------------------------------------------

       Beginning Period Required Amount                                      $7,194,411
       Beginning Period Amount                                               $7,194,411
       Net Investment Earnings                                                  $25,507
       Beginning Period Required Amount                                      $7,194,411
       Current Period Deposit Amount Due                                             $0
       Current Period Deposit Amount Paid From Collection Account                    $0
       Current Period Release to Note Distribution Account                           $0
       Ending Period Required Amount                                         $7,194,411
       Current Period Release to Depositor                                           $0
       Ending Period Amount                                                  $7,194,411


   Overcollateralization
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       Beginning Period Amount                                              $10,619,343
       Ending Period Target Credit Enhancement OC Amount                     $9,891,810
       Ending Period Amount                                                  $9,891,810
       Current Period Release                                                  $727,533
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